Financial Statements and Report of Independent Certified Public Accountants RealSource Properties Advisor, LLC December 31, 2024

Contents Page Report of Independent Certified Public Accountants 3 Financial Statements Balance sheet 5 Statement of operations 6 Statement of member’s equity 7 Statement of cash flows 8 Notes to financial statements 9

GT.COM Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership. Board of Directors RealSource Properties Advisor, LLC Opinion We have audited the financial statements of RealSource Properties Advisor, LLC (a Delaware limited liability company) (the “Company”), which comprise the balance sheet as of December 31, 2024, and the related statements of operations, member’s equity, and cash flows for the year then ended, and the related notes to the financial statements. In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. Basis for opinion We conducted our audit of the financial statements in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of management for the financial statements Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued. REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS GRANT THORNTON LLP Two Commerce Square 2001 Market St., Suite 800 Philadelphia, PA 19103 D +1 215 561 4200 F +1 215 561 1066

Auditor’s responsibilities for the audit of the financial statements Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements. In performing an audit in accordance with US GAAS, we:  Exercise professional judgment and maintain professional skepticism throughout the audit.  Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. Philadelphia, Pennsylvania November 11, 2025

ASSETS Cash 158,931$ Accounts receivable from affiliate 504,709 Due from related parties 599,509 Other current assets 87,479 Total current assets 1,350,628 Investments in affiliates, at fair value 5,707,935 Total assets 7,058,563$ LIABILITIES AND MEMBER'S EQUITY Liabilities Accounts payable, accrued expenses, and other current liabilities 239,470$ Total liabilities 239,470 Member's equity 6,819,093 Total liabilities and member's equity 7,058,563$ RealSource Properties Advisor, LLC BALANCE SHEET December 31, 2024 The accompanying notes are an integral part of this financial statement. 5

Property management fees and other revenues - related parties 3,068,615$ Expenses Payroll and consulting expenses 1,716,951 General and administrative expenses 861,972 Total operating expenses 2,578,923 Operating income 489,692 Other income (loss) Change in fair value of investments in unconsolidated affiliates (81,220) Dividend income from investments in unconsolidated affiliates 309,287 NET INCOME 717,759$ RealSource Properties Advisor, LLC STATEMENT OF OPERATIONS Year ended December 31, 2024 The accompanying notes are an integral part of this financial statement. 6

Member's Equity Balance - December 31, 2023 6,491,971$ Distributions (390,637) Net income 717,759 Balance - December 31, 2024 6,819,093$ Year ended December 31, 2024 STATEMENT OF MEMBER'S EQUITY RealSource Properties Advisor, LLC The accompanying notes are an integral part of this financial statement. 7

Cash flows from operating activities Net income 717,759$ Adjustments to reconcile net income to net cash provided by operating activities: Change in fair value of investments in unconsolidated affiliates 81,220 Changes in operating assets and liabilities: Accounts receivable from affiliates (465,897) Due from related parties (174,841) Other current assets 410,760 Accounts payable and accrued expenses (127,157) Net cash provided by operating activities 441,844 Cash flows from financing activities Distributions to member (390,637) Net cash used in financing activities (390,637) NET CHANGE IN CASH 51,207 Cash, beginning of year 107,724 Cash, end of year 158,931$ RealSource Properties Advisor, LLC STATEMENT OF CASH FLOWS Year ended December 31, 2024 The accompanying notes are an integral part of this financial statement. 8

RealSource Properties Advisor, LLC NOTES TO FINANCIAL STATEMENTS December 31, 2024 9 NOTE 1 - ORGANIZATION AND BUSINESS RealSource Properties Advisor, LLC (“RSPA”) is a Delaware Limited Liability Company formed on December 3, 2020. Unless the context indicates otherwise, the “Partnership,” “we,” “our” or “us” refers to RSPA. We were formed to provide advisory services for RealSource Properties OP, LP (“RPOP”). NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Basis of Presentation The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Use of Estimates The preparation of the financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates. Cash We consider all cash on deposit, money market funds and short-term investments with original maturities of three months or less to be cash and cash equivalents. Cash and cash equivalents consist of amounts the Company has on deposit with major commercial financial institutions. There were no cash equivalents as of December 31, 2024. Accounts Receivable From Affiliate Accounts receivable consists of amounts due under our advisory agreement with RealSource Properties OP, LP. We assess amounts due for credit losses and reflect the amount expected to be collected. The allowance is determined based on an assessment of historical collection activity, the nature of the receivable, and the current business environment. As of December 31, 2024, there was no allowance for credit losses. Due From Related Parties Due from related parties consists of amounts due from other entities owned by RSPA’s CEO to which we provide advisory services or incur costs on behalf of those entities. We assess amounts due for credit losses and reflect the amount expected to be collected. As of December 31, 2024, there was no allowance for credit losses. Investments in Affiliates RSPA holds a 2.4% interest in RPOP and a 0.5% interest in RealSource Properties, Inc. (“RSPI”). RSPA potentially has a significant economic interest in RPOP but does not have the power to direct the significant activities of RPOP. RSPA does not have direct authority or control over RSPI. Thus, RSPA is not required to consolidate RPOP or RSPI. Entities for which RSPA can exercise significant influence but does not have control are accounted for under the equity method unless RSPA elects the fair value option of accounting. RSPA has elected the fair value option of accounting to account for its interests in RPOP and RSPI so as to not track separately the basis differences using the equity method of accounting. Changes in the fair value, which are inclusive of equity in income, are recorded as changes in fair value of unconsolidated affiliates in the statement of operations during the periods such changes occur.

RealSource Properties Advisor, LLC NOTES TO FINANCIAL STATEMENTS - CONTINUED December 31, 2024 10 Variable Interest Entities We account for joint ventures and other similar entities in which we hold an ownership interest in accordance with the consolidation guidance. We first evaluate whether each entity is a variable interest entity ("VIE"). Under the VIE model, we consolidate an entity in which we are considered the primary beneficiary. The primary beneficiary is the entity that has (i) the power to direct the activities that most significantly impact the entity's economic performance and (ii) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could be significant to the VIE. In addition, when an entity is not a VIE, we consolidate an entity under the voting model when we control the entity through ownership of a majority voting interest. We evaluate our investments in limited partnerships and similar entities in accordance with applicable consolidation guidance to determine whether each such entity is a VIE. The accounting standards for the consolidation of VIEs require qualitative assessments to determine whether we are the primary beneficiary. The primary beneficiary analysis is based on power and economics. We conclude that we are the primary beneficiary and consolidate the VIE if we have both: (i) the power to direct the activities of the VIE that most significantly influence the VIE's economic performance, and (ii) the obligation to absorb losses of, or the right to receive benefits from, the VIE that could potentially be significant to the VIE. Significant judgments and assumptions related to these determinations include, but are not limited to, estimates about the current and future fair values and performance of real estate held by these VIEs and general market conditions. During fiscal year 2024, RSPA had a 2.4% interest in RPOP and a 0.5% interest in RSP, and serves as an advisor to them, reporting to the board of directors. Although RSPA has the power to direct the activities of RPOP through its advisory agreement, RSPA’s interests, without other sources of potential variability, does not constitute a potentially significant variable interest in either RPOP or RSP, and therefore the Company is not the primary beneficiary. The primary beneficiary determination is a continuous assessment that may change in the future. Fair Value Measurement The Company applies the provisions of Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”). The Company applies the provisions of ASC 820 to all financial assets and liabilities and non-financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. The fair value is defined as an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement: Level 1 - Quoted prices in active markets for identical assets or liabilities. Level 2 - Observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 3 - Inputs that are generally unobservable and typically reflect management’s estimate of assumptions that market participants would use in pricing the asset or liability.

RealSource Properties Advisor, LLC NOTES TO FINANCIAL STATEMENTS - CONTINUED December 31, 2024 11 In determining fair value, the RSPA utilized valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible as well as considers counter party credit risk and nonperformance risk in its assessment of fair value. The carrying value of RSPA’s short-term financial instruments, such as cash and accounts payable, approximate the fair value due to the immediate or short-term maturity of these instruments. RSPA’s investment in unconsolidated affiliates is accounted for under the fair value option and is a Level 3 fair value measurement. The valuation of the unit value is based on the net asset value (NAV) of the underlying investments. Revenues Revenue consists of asset management fees, acquisition fees and finance fees charged to RealSource Properties OP, LP and other entities controlled by RSPA’s CEO under advisory agreements, as well as cost reimbursement revenue, if any, accounted for on a gross basis. Performance obligations are defined in each agreement. Asset management fee revenue is recognized on a monthly basis over the term of the agreement as services are performed and acquisition and finance fee revenues are recognized upon completion of a transaction. Fees are variable consideration, as the transaction prices are based on 1) a percentage of the gross value of total assets managed, 2) a percentage of the gross purchase price of property acquisitions, and 3) a percentage of the principal amount of financing or refinancing transactions. RSPA is reimbursed for all of the expenses paid or incurred by RSPA in connection with the services it provides. RSPA records reimbursements for out-of-pocket expenses as cost reimbursement revenue and recognizes expenses within the reimbursed expenses line as they are incurred. RSPA generally receives payments from customers as it satisfies its performance obligations. RSPA records a receivable when it has an unconditional right to receive payment and only the passage of time is required before payment is due. Concentration of Credit Risks Financial instruments that potentially subject RSPA to concentrations of credit risk consist principally of cash, accounts receivable from related parties and amounts due from affiliates. At times, balances with any one financial institution may exceed the Federal Deposit Insurance Corporation insurance limits. RSPA believes it mitigates this risk by investing its cash with high-credit quality financial institutions. Concentration of credit risk with respect to accounts receivable from related parties and amounts due from affiliates is due to the limited number of customers comprising RSPA’s customer base, which is entirely due from related parties or affiliated entities. Income Taxes Due to RSPA being a partnership it has no tax liability, and all of its income or losses are passed onto the individual member. NOTE 3 - FAIR VALUE MEASUREMENTS The detail of RSPA’s investments measured at fair value is as follows: Level 1 Level 2 Level 3 Total Investments in unconsolidated affiliates $ - $ - $ 5,707,935 $ 5,707,935

RealSource Properties Advisor, LLC NOTES TO FINANCIAL STATEMENTS - CONTINUED December 31, 2024 12 There were no transfers into and out of the investment classified in Level 3 of the fair value hierarchy during the year ended December 31, 2024. The following table provides quantitative information about the investment categorized in Level III of the fair value hierarchy as of December 31, 2024. Fair Value Valuation Technique Unobservable Input Input Value Investments in unconsolidated affiliates $ 5,707,935 NAV per share Capitalization rate 5.25% - 6.0% NOTE 4 - MEMBER'S EQUITY Member’s equity consists of one class of member units held by RealSource Advisor Holdings, LLC. As of December 31, 2024, total member’s equity was $6,819,093. Cash from operations with respect to each calendar year may be distributed to the member. For the year ended December 31, 2024, we paid distributions of $390,637. NOTE 5 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES RSPA entered into an advisory agreement with RPOP. In addition, RSPA provides services and incurs reimbursable costs for entities owned by RSPA’s CEO. RSPA’s revenues, accounts receivable, and balances due from affiliates and related parties as reflected in the accompanying balance sheet and statement of operation, respectively, are entirely due from affiliates and related parties. See also Note 2. NOTE 6 - SUBSEQUENT EVENTS We have evaluated subsequent events through November 11, 2025, the date the financial statements were available to be issued for recognition or disclosure and have determined there are none to be reported or disclosed in the financial statements other than those mentioned below. Merger On June 25, 2025, Cottonwood Communities, Inc. (“CCI”), Cottonwood Residential O.P., LP, a subsidiary and the operating partnership of CCI (“CROP”), Cottonwood Communities GP Subsidiary, LLC, a wholly owned subsidiary of CCI (“Merger Sub” and together with CCI and CROP, the “CCI Parties”), RealSource Properties, Inc. (“RS”) and RealSource Properties OP, LP (“RPOP”) (together with RS, the “RS Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Contemporaneously with signing the Merger Agreement, the RS Parties entered into an Internalization Agreement with (i) RealSource Properties Advisor, LLC (“RSPA”), which is the external advisor to the RS Parties, (ii) RS Property Management, LLC (“RSPM”), which provides property management services to properties owned by subsidiaries of RPOP, (iii) RealSource Management, LLC (“RSM”), which provides personnel to RSPA and RSPM and property management services to properties owned by subsidiaries of RSOP as well as seven properties held by third parties (RSPA, RSPM and RSM are referred to collectively as the “Contributed Entities”).

RealSource Properties Advisor, LLC NOTES TO FINANCIAL STATEMENTS - CONTINUED December 31, 2024 13 Pursuant to the Internalization Agreement, RPOP will acquire all of the equity interest in RSPA, RSPM and RSM (collectively, the “Contributed Equity Interests”). The Internalization Agreement also provides for, among other things:  The termination of the RSPA’s Advisory Agreement with RPOP (the “Advisory Agreement”) other than those sections which expressly survive termination of the Advisory Agreement and other matters related to the termination of the Advisory Agreement, including the following: o The waiver of the right of RSPA, as holder of a special limited partnership interest in RPOP, to require RPOP to purchase such special limited partnership interest in connection with the termination of the Advisory Agreement; and o A waiver of RSPA’s right under the Advisory Agreement to receive disposition fees in connection with the Merger.